                                                                    EXHIBIT 23.2


            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 and Form S-8 of HealthPlan Services Corporation of our report dated March 14, 1997, appearing on page F-1 of this Form 10-K.



PRICE WATERHOUSE LLP


Tampa, Florida
March 31, 1997